================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-04739

                             THE ZWEIG FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           900 THIRD AVE, 31ST FLOOR
                            NEW YORK, NY 10022-4728
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                              KEVIN J. CARR, ESQ.
   VICE PRESIDENT, CHIEF LEGAL OFFICER, COUNSEL AND SECRETARY FOR REGISTRANT
                               100 PEARL STREET
                            HARTFORD, CT 06103-4506
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 800-272-2700

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                             THE ZWEIG FUND, INC.

================================================================================

                                 Annual Report

                               December 31, 2011

                                [LOGO]

Zweig
Advisers
A VIRTUS INVESTMENT PARTNER

OFFICERS AND DIRECTORS
GEORGE R. AYLWARD, President, Chairman and Chief Executive Officer

CARLTON NEEL, Executive Vice President

DAVID DICKERSON, Senior Vice President

KEVIN J. CARR, Chief Legal Officer and Secretary

W. PATRICK BRADLEY, Treasurer and Chief Financial Officer

JACQUELINE PORTER, Vice President and Assistant Treasurer

NANCY ENGBERG, Chief Compliance Officer and Vice President*

CHARLES H. BRUNIE, Director

WENDY LUSCOMBE, Director

ALDEN C. OLSON, PH.D., Director

JAMES B. ROGERS, JR., Director

R. KEITH WALTON, Director

* As of January 1, 2012

INVESTMENT ADVISER
ZWEIG ADVISERS LLC
900 Third Avenue
New York, NY 10022-4793

FUND ADMINISTRATOR
VP DISTRIBUTORS, INC.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIAN
THE BANK OF NEW YORK MELLON
One Wall Street
New York, NY 10005-2588

TRANSFER AGENT
COMPUTERSHARE TRUST COMPANY, NA
P.O. Box 43078
Providence, RI 02940-3078

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
2001 Market Street
Philadelphia, PA 19103-7042

FUND COUNSEL
DECHERT LLP
200 Clarendon St.
27/th/ Floor
Boston, MA 02116-5021
--------------------------------------------------------------------------------

THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF THE ZWEIG FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

                          [LOGO]

VIRTUS
INVESTMENT PARTNERS


                                                                          Q4-11

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

   The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:.
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF

                                                               February 1, 2012

DEAR FELLOW ZWEIG FUND SHAREHOLDER:

   I am pleased to share with you the manager's report and commentary for the Zweig Fund, Inc. for the fiscal year ended December 31, 2011.

   The Zweig Fund's net asset value increased 10.40% for the quarter ending December 31, 2011, including $0.087 in re-invested distributions. During the same period, the S&P 500 Index gained 11.82%, including re-invested dividends. The Fund's average equity exposure for the quarter was approximately 84% in stock and 5% in bonds.

   For the fiscal year ended December 31, 2011, the Fund's net asset value declined 1.18%, including $0.365 in re-invested distributions. For the same period, the S&P 500 Index rose 2.11%, including re-invested dividends. The Fund's average exposure for the year was 79% in equities, and 2% in bonds.

              Sincerely,

              /s/ George R. Aylward

              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   After a tumultuous year that was among the most volatile on record, the domestic stock markets survived a sluggish U.S. economy, a spreading euro debt crisis, and a gridlocked Washington to end 2011 virtually where they started.

   Propelled by a fourth-quarter boost of 11.9%/(1)/, the blue-chip Dow Jones Industrial Average closed the year at 12,217.56, an increase of 5.6%/(1)/, the third consecutive positive year for the Dow. The S&P 500, a broader gauge of market activity, climbed 11.1%/(1)/ in the final quarter and ended at 1,251.60, almost dead even with last year's 1,251.64 close. The technical 0.003%/(1)/ difference was its smallest annual move since 1970. The technology heavy Nasdaq Composite gained 7.8%/(1)/ in the fourth quarter but closed at 2,605.16, down 1.80%/(1)/ for the year.

   The lack-luster domestic stock markets still outperformed the major international markets. The Dow Jones Global Index, excluding the U.S., tumbled 16.3%/(1)/ in 2011 while the STOXX Europe 600 Index fell 11.34%/(1)/. U.K.'s FTSE 100 Index dipped 5.6%/(1)/; Germany's DAX Index lost 15%/(1)/, its first annual decline since 2008. France's CAC 40 dropped 17%/(1)/ and Italy's FTSE MIB Index, down 26%/(1)/, was the biggest loser.

   Back home, the Federal Reserve ("Fed") reduced its forecasts for U.S. economic growth. It predicted that the economy would grow 2.7% in 2012, well below its June projections of 3.3% to 3.7%. For 2013, the Fed now expects expansion of 3.2% down from its previous estimates of 3.5% to 4.2%. The Fed projected a gain of up to 4% in 2014.


/(1)/ Return excludes reinvested dividends.


For information regarding the indexes cited and key investment terms used in this report see page 6.

   The Central Bank also predicts that the U.S. unemployment rate will still be at least 8.5% at the end of this year, at least 7.8% at the end of 2013 and at least 6.7% to 7.6% by the fourth quarter of 2014.

   There were several bright spots on the economic horizon. For one thing, the Labor Department reported that the private sector added 200,000 jobs in December, marking the sixth consecutive month of gains topping 100,000. As a result, the unemployment rate dipped to 8.5% from November's 8.7%, to its lowest level in nearly three years.

   Another positive note was the report by the Institute of Supply Management ("ISM") that U.S. manufacturing expanded in December at its fastest pace in six months. ISM's closely watched gauge of factory activity climbed to 53.9 in December, up from 52.7 in November and its best reading since last June. Scores over 50 indicate expansion. The trade group also reported that its index of non-manufacturing or service industries rose to 52.6 in December from 52 in November, which was the lowest reading in nearly two years.

   Housing, a vital factor in the economy, is showing signs of recovery. The Commerce Department reported that housing starts in November reached 685,000 units, up 9.3% from October and the highest level since April 2010. Building permits increased 5.7% to an annual rate of 681,000. The agency also reported that sales of new single-family homes rose 1.8% in November to a seasonally-adjusted 315,000 units, the highest total in seven months.

   The Conference Board reported that its consumer confidence index spurted 10 points in December to just above the level of a year ago. Consumer spending, however, which accounts for about 70% of U.S. economic activity, inched up only 0.1% in November compared with October, according to the Commerce Department. Spending was restrained because disposable personal income was flat in November after increasing 0.3% in October.

   Indications that inflation is slowing came from the Labor Department report that its consumer price index was unchanged in November from October. Deleting volatile food and energy prices, the index was up 2.7% in November. For the year to date, the rise was 2.2%, slightly above the Fed's preferred range of 2%. The agency also reported that its producer price index grew at a seasonally-adjusted 0.3% in November. Removing energy and food prices, the index was up by just 0.1%.

   With U.S. imports declining more than exports, the trade deficit narrowed to $43.5 billion in October against $44.2 billion in September, according to the Commerce Department. Exports of goods totaled $127 billion in October against $129.3 billion in September. Service exports of $51.4 billion were unchanged from the prior month. Imports of goods came to $186.6 billion for October against $188.8 billion in September. Imports for services inched up to $36.1 billion from $36.0 billion. U.S. import prices, which had fallen 0.5% in October, grew 0.7% in November, the highest increase since April 2011.

   Compared with most major market currencies, the dollar ended 2011 within roughly 3% of where it began the year. The ICE U.S. Dollar Index, which measures the greenback against a basket of other currencies, increased 1.5% in the year. Hitting a new low in the final days of the year, the euro closed at $1.2960. The chief exception to the strong dollar was the yen. Despite a year of deep trouble in Japan, the yen ended more than 5% higher against the dollar. Climbing from 81.25 yen at the start of the year, the dollar fell to a record low near 75.8 yen in April and completed the year at 76.92 yen.

   Last year was a disappointment for deal makers, with mergers and acquisitions declining


For information regarding the indexes cited and key investment terms used in this report see page 6.

after a strong start, according to Thomson Reuters. In the first six months of 2011, announced global deals came to $1.3 trillion, the highest level since the financial crisis. However, deals slumped 14% in the second half, bringing the 2011 dollar volume to $2.6 trillion, slightly below the 2010 figure of $2.66 trillion.

   The number of initial public offerings ("IPOs") and dollars raised was the lowest since 2009, according to Dealogic. Globally, there were 240 deals, raising $25.3 billion, in the fourth quarter, the lowest deal volume since the third quarter of 2009 and the lowest dollar volume since the second quarter of 2009. For all of 2011, there were 1,243 IPOs, raising $160 billion, again the lowest figures since 2009. For the third consecutive year, the world's leading exchange for IPOs was Hong Kong, with $31 billion in deals. The volume of deals on the Chinese mainland slightly topped the combined total of Nasdaq and the New York Stock Exchange.

   Based on current earnings estimates, Bloomberg News reported that stocks on the S&P 500 were trading at a price/earnings ratio of 13.24 on December 30, 2011. This compares with 11.94 on September 30 and 14.88 on December 30 last year. The P/Es for trailing twelve - month earnings were reported by S&P at
12.96 on December 30, 13.01 on September 30 and 15.01 on December 30, 2010. As we see it, the P/E's are neither terribly high nor terribly low. Given present market conditions, they appear to be in the normal range as far as valuations are concerned.

   The current consensus among Wall Street research analysts is that S&P fourth-quarter earnings will climb 8.3% in 2011 to $24.40, according to Thomson Reuters. In October the analysts were expecting 15% gains in the quarter. For all of 2012, the S&P earnings are projected to increase 10% to $107.20.

   Looking to the future, both analysts and investors were more bullish at the year's end, with analysts the most optimistic. Surveyed by Investors Intelligence, analysts stood at 50% bulls and 29% bears on December 30, a reversal of their position on September 30, which saw 37% bulls and 41% bears. At the end of 2011, analysts came to 56% bulls and 20% bears. Reported by the American Institute of Investors, their members totaled 41% bulls and 31% bears on December 30, 32% bulls and 47% bears on September 30, and 52% bulls and 20% bears at the end of 2010.

   Since the market had risen since early October, the increased optimism is no surprise. They may be right. From August to October, our sentiment indicators registered a lot of pessimism. While some of our current indicators still include some pretty bad numbers, our sentiment model reading overall is now neutral.

   Among our other models, the monetary reading is bullish. That's because the Fed has driven interest rates to zero and is buying securities. However, we wonder how bullish it can really be when rates are at zero. As far as the tape is concerned, we consider the current action quite positive. It's difficult to know the tape's actual performance because of the distortions caused by the computer traders who account for more than half of the volume. There are far more unusual up and down days than we have seen in the past. Taking a long view, the tape is acting reasonably well.

   Our stance on the market at this writing is somewhat bullish and we are about 82% to 83% long. For our Fund any investment figure over 80% is bullish.

              Sincerely,

              /s/Martin E. Zweig, Ph.D.


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes cited and key investment terms used in this report see page 6.

                             PORTFOLIO COMPOSITION

   The Fund's leading equity sectors on December 31, 2011 included Energy, Information Technology, Materials, Industrials, and Consumer Discretionary. Although the percentages varied, all of the above were in our previous listing. During the quarter we increased our weighting in Health Care, Information Technology, and Energy and decreased our weighting in Consumer Discretionary and Consumer Staples.

   The Fund's leading individual equity positions on December 31, 2011 included Amazon.Com, Apple, Biogen Idec, Gilead and Visa, all of which were in our previous listing. New to this category are the following, where there were no changes to shares held: CF Industries, QUALCOMM, Union Pacific and UntiedHealth. Also new is Williams, where we trimmed our holdings.

   No longer among our top positions are the following, where we trimmed our holdings: Abbott Labs, Alaska Air, Autozone, Comcast and Intel.

              Sincerely,



              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers, LLC


ASSET ALLOCATION AS OF DECEMBER 31, 2011

   The following graph illustrates asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.

                   [CHART]

Energy                                     15%
Information Technology                     12%
Materials                                  12%
Consumer Discretionary                     11%
Industrials                                11%
Health Care                                 8%
Financials                                  5%
Other (includes short-term investments)    26%

KEY INVESTMENT TERMS

AMERICAN DEPOSITARY RECEIPT (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMERICAN INSTITUTION OF INVESTORS: A nonprofit organization with about 150,000 members whose purpose is to educate individual investors regarding stock market portfolios, financial planning, and retirement accounts.

BLOOMBERG NEWS: A major global provider of 24 hour financial news and information including real-time and historic price data, financial data, trading news and analyst coverage, as well as general news; and sports.

CAC 40: The French stock market index that tracks the 40 Largest French stocks based on market capitalization on the Paris Bourse (stock exchange).

COMMERCE DEPARTMENT: The cabinet department in the U.S. Government that deals with business, trade and commerce. Its objective is to foment higher standards of living for Americans through the creations of jobs. It aims to achieve this by promoting an infrastructure of monetary and economic growth, competitive technology and favorable international trade.

CONFERENCE BOARD REPORT: Widely followed economic indicators, particularly the Consumer Confidence Index ("CCI"). The Conference Board also connects some 2,000 companies via forums and peer-to-peer meetings to discuss what matters to companies today: issues such as top-line growth in a shifting economic environment and corporate governance standards.

CONSUMER PRICE INDEX: Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DAX INDEX: A total return index of 30 selected German blue chip companies traded on the Frankfurt Stock exchange. It is a free float weighted index.

DEALOGIC: Provides technology, data analytics, and consulting services platform to Investment Bank and Capital Markets professionals.

DOW JONES GLOBAL EX. U.S. INDEX/SM/: A market capitalization-weighted index which covers approximately 95% of the market capitalization of the represented countries of Australia, Austria, Belgium, Brazil, Bulgaria, Canada, Chile, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Italy, Japan, Latvia, Lithuania, Malaysia, Malta, Mexico, Netherlands, New Zealand, Norway, Philippines, Poland, Portugal, Romania, Singapore, Slovakia, Slovenia, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand and the United Kingdom.

DOW JONES INDUSTRIAL AVERAGE/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested.

FEDERAL RESERVE (FED): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE 100 INDEX: A capitalization weighted index of the 100 most capitalized companies traded on the London Stock Exchange.

FTSE MIB INDEX: A benchmark stock market index for the Borsa Italiana, the Italian national stock exchange. The index consists of the 40 most traded stock classes on the exchange.

ICE U.S. DOLLAR INDEX (USDX): A leading benchmark for the international value of the U.S. dollar and the world's most widely-recognized traded currency index.

INFLATION: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

INITIAL PUBLIC OFFERING: A company's first sale of stock to the public.

INSTITUTE FOR SUPPLY MANAGEMENT (ISM) REPORT ON BUSINESS/(R)/: An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

INVESTORS INTELLIGENCE SURVEY: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

LABOR DEPARTMENT: A U.S. government cabinet body responsible for standards in occupational safety, wages and number of hours worked, unemployment insurance benefits, re-employment services and a portion of the country's economic statistics.

NASDAQ COMPOSITE/(R)/ INDEX: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

PRICE-TO-EARNINGS RATIO (P/E): A valuation measure calculated by dividing a stock's price by its current or projected earnings per share. The P/E ratio gives an idea of how much an investor is paying for current or future earnings power.

S&P 500/(R)/ INDEX: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

STOXX EUROPE 600 INDEX: A broad based capitalization weighted index of European based stocks. It is a free float weighted index.

THOMSON REUTERS: An information company that supplies news services to newspapers, news agencies, broadcasters and other media subscribers as well as to businesses governments, institutions, and individuals.


Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 2011
($ REPORTED IN THOUSANDS)

                                                                PAR      VALUE
                                                             ---------  -------
     INVESTMENTS
     FOREIGN GOVERNMENT SECURITIES                    4.8%
        Commonwealth of Australia
          5.500%, 12/15/13.............................      $  9,000   $ 9,610
          6.500%, 5/15/13..............................         5,000     5,332
                                                                        -------
            TOTAL FOREIGN GOVERNMENT
              SECURITIES (Identified Cost $14,717)..............         14,942
                                                                        -------

                                                             NUMBER OF
                                                              SHARES
                                                             ---------
     COMMON STOCKS                                   79.0%
     CONSUMER DISCRETIONARY -- 10.6%
        Amazon.com, Inc./(2)/............................      42,000     7,270
        AutoZone, Inc./(2)/..............................      15,000     4,875
        Comcast Corp. Class A............................     224,000     5,311
        Darden Restaurants, Inc..........................     117,000     5,333
        Lululemon Athletica, Inc./(2)/...................     111,000     5,179
        McDonald's Corp..................................      50,000     5,016
                                                                        -------
                                                                         32,984
                                                                        -------
     CONSUMER STAPLES -- 3.3%
        Altria Group, Inc................................     169,000     5,011
        PepsiCo, Inc.....................................      76,000     5,043
                                                                        -------
                                                                         10,054
                                                                        -------
     ENERGY -- 14.8%
        Chesapeake Energy Corp...........................     224,000     4,993
        Chevron Corp.....................................      51,000     5,426
        ConocoPhillips...................................      73,000     5,320
        Continental Resources, Inc./(2)/.................      38,000     2,535
        Halliburton Co...................................     158,000     5,453
        Occidental Petroleum Corp........................      55,000     5,153
        Petroleo Brasileiro S.A. ADR.....................     118,000     2,932
        Schlumberger Ltd.................................      78,000     5,328
        Whiting Petroleum Corp./(2)/.....................      57,000     2,661
        Williams Cos., Inc. (The)........................     179,000     5,911
                                                                        -------
                                                                         45,712
                                                                        -------

                       See notes to financial statements

                                                       NUMBER OF
                                                        SHARES    VALUE
                                                       --------- -------
       FINANCIALS -- 5.1%
          Bank of America Corp......................    635,000  $ 3,531
          Citigroup, Inc............................    127,000    3,341
          Goldman Sachs Group, Inc. (The)...........     44,000    3,979
          Lincoln National Corp.....................    260,000    5,049
                                                                 -------
                                                                  15,900
                                                                 -------
       HEALTH CARE -- 8.3%
          Abbott Laboratories.......................     90,000    5,061
          Biogen Idec, Inc./(2)/....................     50,000    5,502
          Express Scripts, Inc./(2)/................     88,000    3,933
          Gilead Sciences, Inc./(2)/................    139,000    5,689
          UnitedHealth Group, Inc...................    112,000    5,676
                                                                 -------
                                                                  25,861
                                                                 -------
       INDUSTRIALS -- 11.4%
          Alaska Air Group, Inc./(2)/...............     68,000    5,106
          Caterpillar, Inc..........................     54,000    4,892
          Cummins, Inc..............................     56,000    4,929
          Deere & Co................................     67,000    5,183
          Foster Wheeler AG/(2)/....................    202,000    3,866
          Union Pacific Corp........................     57,000    6,039
          United Continental Holdings, Inc./(2)/....    276,000    5,208
                                                                 -------
                                                                  35,223
                                                                 -------
       INFORMATION TECHNOLOGY -- 12.3%
          Apple, Inc./(2)/..........................     28,000   11,340
          Intel Corp................................    218,000    5,286
          International Business Machines Corp......     29,000    5,333
          QUALCOMM, Inc.............................    101,000    5,525
          SanDisk Corp./(2)/........................    104,000    5,118
          Visa, Inc. Class A........................     55,000    5,584
                                                                 -------
                                                                  38,186
                                                                 -------
       MATERIALS -- 11.5%
          CF Industries Holdings, Inc...............     38,000    5,509
          Cliffs Natural Resources, Inc.............     79,000    4,926
          Du Pont (E.I.) de Nemours & Co............    112,000    5,127
          Freeport-McMoRan Copper & Gold, Inc.......    141,000    5,188
          Monsanto Co...............................     73,000    5,115
          Nucor Corp................................    116,000    4,590
          Potash Corp. of Saskatchewan, Inc.........    129,000    5,325
                                                                 -------
                                                                  35,780
                                                                 -------

                       See notes to financial statements

                                                           NUMBER OF
                                                            SHARES      VALUE
                                                           ----------  --------
    TELECOMMUNICATION SERVICES -- 1.7%
       Verizon Communications, Inc.....................       128,000  $  5,136
                                                                       --------
                                                                          5,136
                                                                       --------
           TOTAL COMMON STOCKS (Identified Cost $231,423)......         244,836
                                                                       --------
    EXCHANGE-TRADED FUNDS                            4.9%
       Consumer Staples Select Sector SPDR Fund........       124,000     4,029
       Health Care Select Sector SPDR Fund.............       117,000     4,059
       Templeton Dragon Fund, Inc......................       175,000     4,454
       Utilities Select Sector SPDR Fund...............        70,000     2,518
                                                                       --------
           TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $13,605)         15,060
                                                                       --------

                                                            SHARES
                                                           ----------
           TOTAL LONG TERM INVESTMENTS -- 88.7% (Identified
             cost $259,745)....................................         274,838
                                                                       --------
    SHORT-TERM INVESTMENTS                          10.9%
    MONEY MARKET MUTUAL FUNDS -- 2.2%
       Dreyfus Cash Management Fund -- Institutional
         Shares (seven-day effective yield 0.050%).....     6,918,511     6,919
                                                                       --------

                                                              PAR
                                                           ----------
    U.S. TREASURY BILLS/(3) /-- 8.7%
       U.S. Treasury Bill
         0.140%, 6/28/12/(4)/........................      $   20,000    19,994
         0.160%, 7/26/12/(4)/........................           7,000     6,998
                                                                       --------
                                                                         26,992
                                                                       --------
           TOTAL SHORT-TERM INVESTMENTS (Identified Cost $33,900)        33,911
                                                                       --------

                                                           CONTRACTS
                                                           ----------
    PURCHASED OPTIONS                                0.3%
    CALL OPTIONS -- 0.3%
       eBay Inc. expiring 4/21/12 at strike price $29..         3,125     1,000
                                                                       --------
           TOTAL OPTIONS PURCHASED (Identified Cost $975)......           1,000
                                                                       --------
           TOTAL INVESTMENTS, BEFORE WRITTEN
             OPTIONS (Identified Cost $294,620) -- 99.9%.......         309,749
                                                                       --------

                       See notes to financial statements

                                                           CONTRACTS      VALUE
                                                           ---------  --------
  WRITTEN OPTIONS                                 (0.3)%
  CALL OPTIONS -- (0.2)%
     eBay Inc. expiring 4/21/12 at strike price $34....       5,000   $   (440)
  PUT OPTIONS -- (0.1)%
     eBay Inc. expiring 4/21/12 at strike price $25....       5,000       (375)
                                                                      --------
         TOTAL WRITTEN OPTIONS (Premiums Received $870).......            (815)
                                                                      --------
         TOTAL INVESTMENTS NET OF WRITTEN OPTIONS (Identified
           Cost $293,750) -- 99.6%............................         308,934/(1)/
         OTHER ASSETS AND LIABILITIES, NET -- 0.4%............           1,094
                                                                      --------
         NET ASSETS -- 100.0%.................................        $310,028
                                                                      ========




--------
 (1) Federal Income Tax Information : For tax information at December 31, 2011, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
 (2) Non-income producing.
 (3) The rate shown is the discount rate.
 (4) All or a portion segregated as collateral for written options.

                       See notes to financial statements

                     COUNTRY WEIGHTINGS (UNAUDITED)+
                     United States...................  88%
                     Australia.......................   5%
                     Canada..........................   3%
                     China...........................   2%
                     Brazil..........................   1%
                     Switzerland.....................   1%
                                                      ---
                     Total........................... 100%
                                                      ===

              --------
              + % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund's net assets as of December 31, 2011. (See Security Valuation Note 2A in the Notes to Financial Statements):

                                                                                              LEVEL 2
                                                                                            SIGNIFICANT
                                                             TOTAL VALUE AT      LEVEL 1    OBSERVABLE
                                                            DECEMBER 31, 2011 QUOTED PRICES   INPUTS
                                                            ----------------- ------------- -----------
   Equity Securities:
      Common Stocks........................................     $244,836        $244,836      $    --
      Exchange-Traded Funds................................       15,060          15,060           --
      Short-Term Investments...............................        6,919           6,919           --
   Debt Securities:
      Foreign Government Securities........................       14,942              --       14,942
      U.S. Government Securities (includes short-term
       investments)........................................       26,992              --       26,992
   Other Financial Instruments:
      Purchased Options....................................        1,000           1,000           --
      Written Options......................................         (815)           (815)          --
                                                                --------        --------      -------
   Total...................................................     $308,934        $267,000      $41,934
                                                                ========        ========      =======

There are no Level 3 (significant unobservable input) priced securities.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2011

(REPORTED IN THOUSANDS EXCEPT SHARES AND PER SHARE AMOUNTS)

ASSETS
   Investment securities at value before written options (Identified Cost $294,620). $309,749
   Foreign currency at value (Identified Cost $420).................................      420
   Cash held with prime broker......................................................      482
   Receivables:
       Investment securities sold...................................................    1,478
       Dividends and interest.......................................................      362
   Prepaid expenses.................................................................       33
                                                                                     --------
          Total Assets..............................................................  312,524
                                                                                     --------
LIABILITIES
   Written options outstanding, at value (Premium Received $870)....................      815
   Payables:
       Investment securities purchased..............................................    1,367
       Investment advisory fee......................................................      178
       Administration fee...........................................................       17
       Professional fees............................................................       66
       Transfer agent fee...........................................................        7
   Other accrued expenses...........................................................       46
                                                                                     --------
       Total Liabilities............................................................    2,496
                                                                                     --------
NET ASSETS.......................................................................... $310,028
                                                                                     ========

NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest................................. $319,552
   Accumulated undistributed net investment income (loss)...........................      205
   Accumulated net realized gain (loss).............................................  (24,914)
   Net unrealized appreciation (depreciation) on investments........................   15,185
                                                                                     --------
NET ASSETS.......................................................................... $310,028
                                                                                     ========
NET ASSET VALUE PER SHARE
   (Net assets/shares outstanding) Shares outstanding -- 91,955,558)................ $   3.37
                                                                                     ========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 2011

($ REPORTED IN THOUSANDS)

INVESTMENT INCOME
   Income
       Dividends (net of foreign taxes withheld of $19)................................ $  4,196
       Interest........................................................................      367
       Security lending................................................................        2
                                                                                        --------
              Total Investment Income..................................................    4,565
                                                                                        --------
   Expenses
       Investment advisory fees........................................................    2,810
       Administration fees.............................................................      215
       Directors' fees.................................................................      179
       Printing fees and expenses......................................................      170
       Professional fees...............................................................      146
       Transfer agent fees and expenses................................................      105
       Custodian fees..................................................................        9
       Miscellaneous expenses..........................................................      218
                                                                                        --------
              Expenses before dividends and interest expense on short sales............    3,852
              Dividends and interest expense on short sales............................        4
                                                                                        --------
              Total Expenses...........................................................    3,856
       Less expenses waived by investment adviser......................................     (351)
                                                                                        --------
              Net Expenses.............................................................    3,505
                                                                                        --------
                 Net Investment Income.................................................    1,060
                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSSES)
   Net realized gain (loss) on:
       Investments.....................................................................    7,308
       Written options.................................................................      943
       Foreign currency transactions...................................................      (42)
       Short sales.....................................................................      296
   Net change in unrealized appreciation (depreciation) on:
       Investments.....................................................................  (15,240)
       Written options.................................................................       55
       Foreign currency translations...................................................        1
                                                                                        --------
          Net realized and unrealized gain (loss)......................................   (6,679)
                                                                                        --------
          Net increase (decrease) in net assets resulting from operations.............. $ (5,619)
                                                                                        ========

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

($ REPORTED IN THOUSANDS)

                                                                             FOR THE           FOR THE
                                                                           YEAR ENDED        YEAR ENDED
                                                                        DECEMBER 31, 2011 DECEMBER 31, 2010
                                                                        ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS
       Net investment income...........................................     $  1,060          $  1,226
       Net realized gain (loss)........................................        8,505            14,436
       Net change in unrealized appreciation (depreciation)............      (15,184)           13,968
                                                                            --------          --------
          Net increase (decrease) in net assets resulting from
            operations.................................................       (5,619)           29,630
                                                                            --------          --------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income...........................................       (1,131)           (1,463)
       Net realized short-term gains...................................       (7,816)           (7,745)
       Tax return of capital...........................................      (24,618)          (24,264)
                                                                            --------          --------
          Total dividends and distributions to shareholders............      (33,565)          (33,472)
                                                                            --------          --------
          Net increase (decrease) in net assets........................      (39,184)           (3,842)
NET ASSETS
   Beginning of period.................................................      349,212           353,054
                                                                            --------          --------
   End of period.......................................................     $310,028          $349,212
                                                                            ========          ========
   Accumulated undistributed net investment income (loss) at
     end of period.....................................................     $    205          $    315

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------------
                                                                       2011      2010      2009        2008           2007
                                                                    --------   --------  --------  --------      --------
PER SHARE DATA
Net asset value, beginning of period............................... $   3.80   $   3.84  $   3.50  $   5.65      $   5.99
                                                                    --------   --------  --------  --------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)/(3)/..................................     0.01       0.01      0.02      0.04          0.05
Net realized and unrealized gains (losses).........................    (0.07)      0.31      0.66     (1.67)         0.39
                                                                    --------   --------  --------  --------      --------
Total from investment operations...................................    (0.06)      0.32      0.68     (1.63)         0.44
                                                                    --------   --------  --------  --------      --------
DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income...............................    (0.01)     (0.02)    (0.02)    (0.04)        (0.05)
Distributions from net realized gains..............................    (0.09)     (0.08)       --     (0.10)        (0.34)
Tax return of capital..............................................    (0.27)     (0.26)    (0.32)    (0.38)        (0.20)
                                                                    --------   --------  --------  --------      --------
Total dividends and distributions..................................    (0.37)     (0.36)    (0.34)    (0.52)        (0.59)
                                                                    --------   --------  --------  --------      --------
Dilutive effect on net asset values as a result of rights offering.       --         --        --       -- /(4)/    (0.19)/(6)/
                                                                    --------   --------  --------  --------      --------
   Net asset value, end of period.................................. $   3.37   $   3.80  $   3.84  $   3.50      $   5.65
                                                                    ========   ========  ========  ========      ========
   Market value, end of period/(1)/................................ $   2.90   $   3.35  $   3.31  $   2.88      $   5.05
                                                                    ========   ========  ========  ========      ========
Total investment return/(2)/.......................................    (3.54)%    12.87%    29.08%   (35.32)%       (5.12)%/(7)/
                                                                    ========   ========  ========  ========      ========
Total return on net asset value/(5)/...............................    (1.18)%    10.36%    23.22%   (29.75)%        8.75%
                                                                    ========   ========  ========  ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........................... $310,028   $349,212  $353,054  $322,293      $519,104
Ratio of expenses to average net assets
 (excluding dividends and interest expense on short sales after
 expense waivers)..................................................     1.06%      1.23%     1.22%     1.18%         1.13%
Ratio of expenses to average net assets
 (including dividends and interest expense on short sales after
 expense waivers)..................................................     1.06%      1.23%     1.22%     1.18%         1.13%
Ratio of expenses to average net assets
 (including dividends and interest expense on short sales
 before expense waivers)...........................................     1.17%      1.23%     1.22%     1.18%         1.13%
Ratio of net investment income (loss) to average net assets........     0.32%      0.37%     0.66%     0.83%         0.82%
Portfolio turnover rate............................................       78%        42%       35%       39%           58%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding

                       See notes to financial statements

(4)Amount is less than $0.005
(5)NAV return is calculated using the opening Net Asset Value price of the Fund's common stock on the first business day and the closing Net Asset Value price of the Fund's common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan.
(6)Shares were sold at a 5% discount from a 5-day average market price from 8/29/07 to 9/5/07.
(7)Total investment return includes the dilutive effect of the 2007 rights offering. Without this effect, the total investment return would have been (3.83)%.

                       See notes to financial statements

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2011

NOTE 1 -- ORGANIZATION

   The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund's investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

  A. SECURITY VALUATION:

   Security Valuation procedures for the funds have been approved by the Board of Trustees. All internally fair valued securities referred to below are approved by a valuation committee appointed under the direction of the Board of Trustees.

   The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

   A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

   Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

   Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

   Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

   Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

   A summary of the inputs used to value the Fund's major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. INCOME TAXES:

   The Fund is treated as a separate taxable entity. It is the Fund's intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   The Fund has adopted the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from the adoption of this authoritative guidance. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable. As of December 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

  D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund's investment performance from the terms of the Fund's Managed Distribution Plan.

  E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. DERIVATIVE FINANCIAL INSTRUMENTS:

   Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

OPTIONS CONTRACTS

   An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

   When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within "Investment securities at value before written options" on the Statement of Assets and Liabilities. Options written are reported as a liability within "Written options outstanding at value". Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Investments. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options.

   If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions.

   The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

  G. SECURITY LENDING ($ REPORTED IN THOUSANDS):

   The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon ("BNY Mellon"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is ad-justed daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and U.S. Government Securities. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At December 31, 2011, the Fund had no securities on loan.

NOTE 3 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ REPORTED IN THOUSANDS UNLESS OTHERWISE NOTED)

   Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is the adviser to the Fund.

   A) INVESTMENT ADVISORY FEE: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis of 0.85% of the Fund's average daily net assets. During the period ended December 31, 2011, the Fund incurred advisory fees of $2,810.

   Effective May 10, 2011, the Adviser has voluntarily agreed to waive 20% of the advisory fee until further notice.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   B) ADMINISTRATION SERVICES: VP Distributors, Inc., an indirect wholly-owned subsidiary of Virtus, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. During the period ended December 31, 2011, the Fund incurred Administration fees of $215.

   C) DIRECTORS FEE ($ NOT REPORTED IN THOUSANDS):

   During the period the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES:

($ REPORTED IN THOUSANDS)

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended December 31, 2011, were as follows:

                                Purchases. $224,528
                                Sales.....  208,835

   There were no purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2011.

NOTE 5 -- DERIVATIVE TRANSACTIONS

($ REPORTED IN THOUSANDS)

   The Fund invested in derivative instruments during the reporting period through the form of purchased and written options. The primary type of risk associated with these derivative instruments are equity risk. The Fund invests in uncovered options contracts to gain exposure to securities not held in the portfolio, and to realize a greater return than investing in the underlying security alone.

   For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F.

   Written options transactions, during the year ended December 31, 2011, were as follows:

     CALL OPTIONS                              # OF CONTRACTS PREMIUM REC'D
     ------------                              -------------- -------------
     Options outstanding at beginning of year.         --        $   --
     Written options..........................     15,500         1,396
     Options repurchased......................    (10,500)         (981)
                                                  -------        ------
     Options outstanding at December 31, 2011.      5,000        $  415
                                                  =======        ======

     PUT OPTIONS                               # OF CONTRACTS PREMIUM PAID
     -----------                               -------------- -------------
     Options outstanding at beginning of year.         --        $   --
     Written options..........................     12,000         1,203
     Options repurchased......................     (7,000)         (748)
                                                  -------        ------
     Options outstanding at December 31, 2011.      5,000        $  455
                                                  =======        ======

   The average daily notional amount of purchased options during the year ended December 31, 2011 was $144. The average daily notional amount of written options during the year was $(130).

   Purchased options, as presented in the Statement of Assets and Liabilities, is located under "Investment securities at value before written options" at a fair value of $1,000. Written options as of December 31, 2011 are located under "Written options outstanding at value" at a fair value of $815.

   For the period ended December 31, 2011, gains/(losses) related to purchased and written options are disclosed in the "Net realized appreciation (depreciation) on investments" on the Statement of Assets and Liabilities in the amount of $80.

   For the period ended December 31, 2011, changes in the value of purchased options is included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations in the amount of $25. Written options are included in "Net change in unrealized appreciation/(depreciation) on written options" in the amount of $55. Realized gains/loss related to purchased options are disclosed in the "Net realized gain (loss) on investments" in the amount of $(648). Written options are disclosed in the "Net realized gain (loss) on written options" in the amount of $943.

NOTE 6 -- INDEMNIFICATIONS

   Under the Fund's organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 7 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2011, the Fund had one class of common stock, par value $.10 per share, of which 200,000,000 shares are authorized and 91,955,558 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2011 and December 31, 2010, there were no shares issued pursuant to the Plan.

   On January 3, 2012, the Fund announced a distribution of $0.082 per share to shareholders of record on December 30, 2011. This distribution has an ex-dividend date of January 5, 2012, and is payable on January 9, 2012. Please see inside front cover for more information on fund distributions.

NOTE 8 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 9 -- REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 10 -- FEDERAL INCOME TAX INFORMATION

($ REPORTED IN THOUSANDS)

   At December 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

                                                           NET UNREALIZED
                       FEDERAL    UNREALIZED   UNREALIZED   APPRECIATION
                       TAX COST  APPRECIATION DEPRECIATION (DEPRECIATION)
      -                --------  ------------ ------------ --------------
      Investments..... $296,536    $31,258      $(18,045)     $13,213
      Written Options.     (870)        80           (25)          55

   The Fund has capital loss carryover, which may be used to offset future capital gains as follows:

              EXPIRATION YEAR
--------------------------------------------
    2016            2017            TOTAL
-------------   -------------   -------------
   $2,219          $20,780         $22,999

   Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

   For the period ended December 31, 2011, the Fund utilized losses of $6,615 deferred in prior years against current year capital gains. The Fund had capital loss carryovers of $20,187 which expired in 2011.

   Capital losses realized after October 31 and certain late year losses (e.g. foreign currency) may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2011, the Fund deferred ordinary losses of $41.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the table above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

NOTE 11 -- RECLASSIFICATION OF CAPITAL ACCOUNTS

   As of December 31, 2011, the Fund decreased undistributed net investment income by $39, decreased the accumulated net realized loss by $28,042, and decreased capital paid in on shares of beneficial interest by $28,003.

NOTE 12 -- RECENT ACCOUNTING PRONOUNCEMENT

   In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

NOTE 13 -- SUBSEQUENT EVENT EVALUATIONS

   Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following events require recognition or disclosure in these financial statements.

   On March 1, 2012, the current investment services agreement with Zweig Consulting expired and was replaced with a new consulting agreement wherein Zweig Consulting would provide consulting services to the Adviser including the provision of general market and economic research, the provision of additional information based on Zweig Consulting's proprietary models and continued interaction with, and access to, Dr. Zweig and Zweig Consulting personnel.

                                      [LOGO]
                                         pwc

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Zweig Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Fund, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2012

                                KEY INFORMATION

ZWEIG SHAREHOLDER RELATIONS: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended
June 30, 2011, free of charge, by calling toll-free 800-272-2700. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                         INVESTMENT GUIDELINES CHANGES

   The following changes to the Investment Guidelines have been approved by Fund's Board of Directors:

   The non-convertible debt securities that the fund invests in are primarily rated investment grade, or determined by the adviser to be of comparable quality, however the fund may invest a portion of its assets in securities rated below investment grade or determined to be of comparable quality.

   The extent of the fund's investments in equity securities and other asset classes is determined based entirely on the judgment of the fund's portfolio managers and not on a sub-adviser.

                           CERTIFICATION (UNAUDITED)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (UNAUDITED)

   For the fiscal year ended December 31, 2011, for federal income tax purposes, 52% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction ("DRD") for corporate shareholders.

   For the fiscal year ended December 31, 2011, the Fund hereby designates 54%, or the maximum amount allowable, of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders.

   For the fiscal year ended December 31, 2011, the Fund hereby designates $0, or if subsequently different, as long-term capital gains dividends.

   The actual percentages for the calendar year will be designated in the year-end tax statements.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2011 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS


NAME, YEAR OF BIRTH
(YOB) AND
POSITION(S) WITH FUNDS
NUMBER OF PORTFOLIOS IN   TERM OF OFFICE
FUND COMPLEX OVERSEEN      AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
BY DIRECTOR                 TIME SERVED                     DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
-----------------------  ------------------ ---------------------------------------------------------------------------------
 Charles H. Brunie...... Term: Until 2012.  Chairman, Brunie Associates (investments) (since April 2001); Oppenheimer
 YOB: 1930               Served since:      Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000);
 Director                1998               Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990);
 2                                          Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1996);
                                            Trustee, Hudson Institute (2002-2008); Chairman of the Board, American
                                            Spectator (since 2002); Chartered Financial Analyst (since 1969).

 Wendy Luscombe......... Term: Until 2014.  Co-lead Independent Director of The Zweig Total Return Fund, Inc. and of The
 YOB: 1951               Served since:      Zweig Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (independent
 Director                2002               fiduciary and consultant) (since 1994); Fellow, Royal Institution of Chartered
 2                                          Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour
                                            Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005); Director, PXRE
                                            Corp. (reinsurance) (1994-2007); Member and Chairman of Management
                                            Oversight Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B
                                            (since 2003); Trustee, Acadia Realty Trust (since 2004); Member of National
                                            Association of Corporate Directors Teaching Facility (since 2007); Independent
                                            Director of Feldman Mall Properties, a private REIT (since 2010).

 Alden C. Olson......... Term: Until 2013.  Chairman of the Audit Committee of The Zweig Total Return Fund, Inc. and of
 YOB: 1928               Served since:      The Zweig Fund, Inc. (since 2004); Currently retired; Chartered Financial
 Director                1996               Analyst (since 1964); Professor of Financial Management, Investments at
 2                                          Michigan State University (1959 to 1990).

 James B. Rogers, Jr.... Term: Until 2012.  Director, Genagro Services, Ltd. (since 2011); Private investor (since 1980);
 YOB: 1942               Served since:      Chairman, Beeland Interests (Media and Investments) (since 1980); Regular
 Director                1986               Commentator on Fox News (2002-2007); Author of "Investment Biker: On the
 2                                          Road with Jim Rogers" (1994), "Adventure Capitalist" (2003), "Hot Commodities"
                                            (2004), "A BULL IN CHINA" (2007) and "A Gift to My Children" (2009).

 R. Keith Walton........ Term: Until 2014.  Co-lead Independent Director of The Zweig Total Return Fund, Inc. and of The
 YOB: 1964               Served since:      Zweig Fund, Inc. (since 2006); Global Head of Government Affairs for Alcoa
 Director                2004               (since 2011); Senior Managing Director, BSE Management LLC (2010); Principal
 2                                          and Chief Administrative Officer, Global Infrastructure Partners (2007-
                                            2009); Director, Blue Crest Capital Management Funds (since 2006); Executive
                                            Vice President and Secretary (1996-2007) of the University at Columbia
                                            University; Director, Orchestra of St. Luke's (since 2000); Member (since 1997),
                                            Nominating and Governance Committee Board of Directors (since 2004),
                                            Council on Foreign Relations; Member of the Trilateral Commission (since
                                            2009); Director of the Association for the Benefit of Children (since 2009);
                                            Director (2002-2009), Member, Executive Committee (2002-2009), Chair, Audit
                                            Committee ( 2003-2009), Apollo Theater Foundation, Inc.; Vice President and
                                            Trustee, The Trinity Episcopal School Corporation (2003-2009); Member, The
                                            Gillen Brewer School Board (2007-2009).

                             INTERESTED DIRECTOR*


                            TERM OF OFFICE
NAME, ADDRESS, AGE AND       AND LENGTH OF                                PRINCIPAL OCCUPATION(S)
POSITION(S) WITH FUNDS        TIME SERVED                    DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
----------------------     ------------------ --------------------------------------------------------------------------------
George R. Aylward......... Term: Until 2013.  Director, President and Chief Executive Officer (since 2008), Director and
100 Pearl Street           Served since:      President (2006-2008), Chief Operating Officer (2004-2006), Vice President,
Hartford, CT 06103         2006               Finance, (2001-2002), Virtus Investment Partners, Inc. and/or certain of its
YOB: 1964                                     subsidiaries; Senior Executive Vice President and President, Asset Management
Director, Chairman of the                     (2007-2008), Senior Vice President and Chief Operating Officer, Asset
Board and President                           Management (2004-2007), Vice President and Chief of Staff (2001-2004), The
48                                            Phoenix Companies, Inc.; Various senior officer and directorship positions with
                                              Phoenix affiliates (2005-2008); President (2006-present), Executive Vice
                                              President (2004-2006), the Virtus Mutual Funds Family. Chairman, President
                                              and Chief Executive Officer, The Zweig Fund, Inc. and The Zweig Total Return
                                              Fund, Inc. (2006-present).

                                              OFFICERS WHO ARE NOT DIRECTORS**

NAME, ADDRESS AND AGE                                           PRINCIPAL OCCUPATION(S)
POSITION(S) WITH FUNDS                             DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
----------------------    ----------------------------------------------------------------------------------------------------
Carlton Neel............. Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director
YOB: 1967                 and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio
Executive Vice President  Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson.......... Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director
YOB: 1967                 and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio
Senior Vice President     Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch............. Chief Compliance Officer of Zweig Advisers LLC (since 2004); President and Director of Watermark
YOB: 1945                 Securities, Inc. (since 1991); Secretary of Phoenix-Zweig Trust (1989-2003); Secretary of Phoenix-
Vice President and Chief  Euclid Market Neutral Fund (1998-2002); Assistant Secretary of Gotham Advisors, Inc. (1990-2005);
Compliance Officer        Chief Compliance Officer of the Zweig Companies (since 1989) and of the Virtus, formerly Phoenix,
                          Funds Complex (2004-2010); Chief Compliance Officer of Virtus Variable Insurance Trust, formerly
                          The Phoenix Edge Series Fund (2004-February, 2011).

Kevin J. Carr............ Senior Vice President, Legal and Secretary, Virtus Investment Partners, Inc. and/or certain of its
100 Pearl Street          subsidiaries (since 2008); Vice President and Counsel, Phoenix Life Insurance Company (2005-
Hartford, CT 06103        2008); Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January
YOB: 1954                 2005-May 2005); Assistant General Counsel and certain other positions, The Hartford Financial
Secretary and Chief       Services Group (1995-2005).
Legal Officer

Moshe Luchins............ Associate Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig Companies.
YOB: 1971
Vice President

W. Patrick Bradley....... Senior Vice President, Fund Services (since 2010); Senior Vice President, Fund Administration
100 Pearl Street          (since 2009), Vice President, Fund Administration (2007-2009) Second Vice President, Fund Control
Hartford, CT 06103        & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly
YOB: 1972                 Phoenix) Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-
Treasurer, Chief          present), Assistant Treasurer (2004-2006), Virtus Variable Insurance Trust. Chief Financial Officer
Financial Officer         and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus
                          Mutual Funds Family (formerly Phoenix).

Jacqueline Porter........ Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix
100 Pearl Street          Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in
Hartford, CT 06103        the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge
YOB: 1958                 Series Fund) (since 1995).
Vice President and
Assistant Treasurer

--------
  * Director considered to be an "interested person," as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Adviser.
  ** The Term of each Officer expires immediately following the 2012 Annual
     Meeting of Shareholders. Each Board considers reappointments annually.

                 AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

   The Zweig Fund, Inc. (the "Fund") allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow.

   It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

ENROLLMENT IN THE REINVESTMENT PLAN

   It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A "registered" shareholder automatically becomes a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the "Plan Administrator"). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

   In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

HOW SHARES ARE PURCHASED THROUGH THE REINVESTMENT PLAN

   When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

   If on the payable date of the distribution, the market price of the Fund's common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

   If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

   The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

VOLUNTARY CASH PURCHASE PLAN

   Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15/th/ of each month or the next business day if the 15/th/ falls on a weekend or holiday (the "Investment Date"). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator's fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator's open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

   Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

AUTOMATIC MONTHLY INVESTMENT

   Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S. bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

TERMINATION OF SHARES

   Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

   Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

ADDITIONAL INFORMATION

   For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

   The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

ITEM 2. CODE OF ETHICS.

    (a)The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

    (d)The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) Wendy Luscombe has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of
       Item 3 to Form N-CSR to qualify as an "audit committee financial expert" effective December 12, 2007. Ms. Luscombe is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

    (a)The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,800 for 2011 and $32,000 for 2010.

Audit-Related Fees

    (b)The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $2,740 for 2011 and $3,042 for 2010. This represents the review of the semi-annual financial statements, and out of pocket expenses.

Tax Fees

    (c)The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,600 for 2011 and $4,600 for 2010.

       "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

All Other Fees

    (d)The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       The Zweig Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

           (b)0% for 2011 and 2010

           (c)0% for 2011 and 2010

           (d)Not applicable

    (f)The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $327,554 for 2011 and $398,818 for 2010.

    (h)The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are:
Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and
R. Keith Walton.

ITEM 6. INVESTMENTS.

    (a)Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

    (b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                              THE ZWEIG FUND, INC

                       THE ZWEIG TOTAL RETURN FUND, INC

               STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

    A. "Adviser" refers to Zweig Advisers LLC.

    B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

    C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

    D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

    E. "Management Matters" refers to stock option plans and other management compensation issues.

    F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

    G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

    H. "Social Issues" refers to social and environmental issues.

    I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II.General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III Factors to consider when voting.

     A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

     B. In analyzing ANTI-TAKEOVER MEASURES, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

     C. In analyzing CONTESTED ELECTIONS, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

     D. In analyzing CORPORATE GOVERNANCE MATTERS, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

     E. In analyzing EXECUTIVE COMPENSATION PROPOSALS and MANAGEMENT MATTERS, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

     F. In analyzing PROXY CONTESTS FOR CONTROL, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     G. A Delegate shall generally vote against shareholder SOCIAL MATTERS proposals.

IV  Delegation.

     A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

    B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

    C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V. Conflicts of Interest

    A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

    B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or
       (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

    C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

    D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.Miscellaneous.

    A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

    B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

    C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

    D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

   This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1)  IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
        MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

        Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the "Fund"), a closed end fund managed by Zweig Advisers LLC ("ZA") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Mr. Neel is Senior Managing Director and Mr. Dickerson is Managing Director of Euclid Advisors, LLC ("Euclid"), an affiliate of Virtus Investment Advisers. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA. From April 1, 2003 to June 9, 2008, Messrs. Neel and Dickerson were portfolio managers of the Virtus Market Neutral Fund. From 2008 through September, 2009 Messrs. Neel and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. Since 2008, Messrs. Neel and Dickerson have been portfolio managers of the Virtus Alternatives Diversifier Fund, which is subadvised by Euclid. During March 2009, Messrs. Neel and Dickerson became Portfolio Managers for the Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion), which are all subadvised by Euclid.

       Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       The following information is provided as of the fiscal year ended December 31, 2011.

       Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Total Return Fund, Inc., the Virtus Alternatives Diversifier, Virtus Growth & Income Fund, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion). For both Mr. Neel and
       Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                       No. of    Total Assets
      Name of                                         Accounts   in Accounts
     Portfolio                 Total                   where        where
    Manager or                 No. of               Advisory Fee Advisory Fee
       Team         Type of   Accounts              is Based on  is Based on
      Member        Accounts  Managed  Total Assets Performance  Performance
     ----------    ---------- -------- ------------ ------------ ------------
  David Dickerson  Registered
                   Investment
                   Companies:    7      $1,474 mil       0            0
                   Other
                   Pooled
                   Investment
                   Vehicles:     0      $        0       0            0
                   Other
                   Accounts:     0      $        0       0            0
  Carlton Neel     Registered
                   Investment
                   Companies:    7      $1,474 mil       0            0
                   Other
                   Pooled
                   Investment
                   Vehicles:     0      $        0       0            0
                   Other
                   Accounts:     0      $        0       0            0

       POTENTIAL CONFLICTS OF INTERESTS

       There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts they manage individually or together. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2011. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
       MEMBERS

       For the most recently completed fiscal year ended December 31, 2011, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of ZA.

       Virtus Investment Partners, Inc. and its affiliated investment management firms (collectively, "Virtus"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Portfolio managers may also have the opportunity to participate in long-term equity programs, including potential awards of Virtus restricted stock units ("RSUs") with multi-year vesting, subject to Virtus board approval.

       Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

       Base Salary. Each Portfolio Manager is paid a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

       Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the funds managed is generally measured over one-, three- and five year periods and an individual manager's participation is based on the performance of each fund/account managed.

       While portfolio manager compensation contains a performance component, this component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund's mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance

       Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

       In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

       For the most recently completed fiscal year ended December 31, 2011, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

                                             DOLLAR ($) RANGE OF
               NAME OF PORTFOLIO MANAGER OR      FUND SHARES
                       TEAM MEMBER           BENEFICIALLY OWNED
                     David Dickerson              $100,001-
                                                  $ 500,000
                     Carlton Neel                 $100,001-
                                                  $ 500,000
    (B)Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11.CONTROLS AND PROCEDURES.

    (a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) A copy of the Registrant's notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2011 pursuant to the Registrant's Managed Distribution Plan are filed herewith as required by the terms of the Registrant's exemptive order issued on November 17, 2008.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    The Zweig Fund, Inc.
              --------------------------

By (Signature and Title)*  /s/ George R. Aylward
                           ----------------------------
                           George R. Aylward, President
                           (principal executive
                           officer)

Date  March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ George R. Aylward
                           ----------------------------
                           George R. Aylward, President
                           (principal executive
                           officer)

Date  March 8, 2012

By (Signature and Title)*  /s/ W. Patrick Bradley
                           -----------------------------
                           W. Patrick Bradley, Treasurer
                           (principal financial
                           officer)

Date  March 8, 2012

/*/ Print the name and title of each signing officer under his or her signature.